Ultracargo - Fire Accident in Santos	12 Months Ended
Dec. 31, 2018
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Ultracargo - Fire Accident in Santos
22.	Ultracargo – Fire Accident in Santos

a.	Trade payables – customers’ indemnification

In April 2015, a fire occurred in six ethanol and gasoline tanks operated by Ultracargo in Santos, which represented 4% of the subsidiary’s overall capacity as of December 31, 2014. The Civil and Federal Police investigated the accident and its impacts, and concluded that it is not possible to determine the cause of the accident and neither to individualize active or passive conduct related to the cause, and there was no criminal charge against either individual or the subsidiary, by both authorities. Notwithstanding that, the MPF offered complaint the subsidiary Tequimar in the criminal sphere, which was summoned and replied to the complaint on June 19, 2018.

In June 2017, the licensing required for the return to operation of 67.5 thousand cubic meters from the total of 150 thousand cubic meters affected by the fire was obtained. The tanks remain idle and in the process of recovery for subsequent licensing and start of operation.

The remaining balance of customers and third parties’ indemnification is shown below:

Balance on December 31, 2016	99,863
Additions	13,096
Write-offs	(2,434)
Payments	(38,309)

Balance on December 31, 2017	72,216
Additions	21,757
Write-offs	(25,986)
Payments	(64,486)

Balance on December 31, 2018	3,501

b. Receivables – insurer’s indemnification

As a result of the evolution of the regulation process with insurers, as of December 31, 2016, the insurance receivable in the amount of R$ 366,678 and indemnities to customers and third parties in the amount of R$ 99,863 were recorded. In the first quarter of 2017, Ultracargo received the total amount of insurance receivable. During 2016, Ultracargo received R$ 78,878 related to rescue, containment expenses and loss of profit. As disclosed in Note 29, in 2016 the accident generated a revenue of R$ 76,443.